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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 Current Report

     Pursuant to Section 13 of 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 23, 1999


                               Chevron Corporation
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)

         Delaware                    1-368-2                   94-0890210
  ---------------------------   ----------------------     -------------------
 (State or other jurisdiction  (Commission File Number)   (I.R.S. Employer No.)
        of incorporation )

      575 Market Street, San Francisco, CA                     94105
     --------------------------------------                   --------
    (Address of principal executive offices)                 (Zip Code)

       Registrant's telephone number, including area code: (415) 894-7700


                                      NONE
          (Former name or former address, if changed since last report)

Item 5. Other Events.

     On June 23, 1999, Chevron Corporation issued a press release announcing its intent to petition the U.S. Supreme Court to hear the Cities Service case as a result of the Oklahoma Supreme Court's decision not to reconsider its previous ruling.



Item 7. Financial Statements and Exhibits.

     (c)   Exhibits.

     99.1 Press Release of Chevron Corporation dated June 23, 1999, entitled "CHEVRON TO PETITION U.S. SUPREME COURT TO HEAR CITIES SERVICE CASE."



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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: June 24, 1999
                                              CHEVRON CORPORATION

                                          By
                                               /s/ S.J. Crowe
                                              ------------------------------
                                               S. J. Crowe, Comptroller
                                              (Principal Accounting Officer
                                               and Duly Authorized Officer)